EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Palisades Venture, Inc. (“the Company”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date of hereof (the “Report”), I, Orie Rechtman, President and Chairman of the Company, and as Chief Financial Officer, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Orie Rechtman
Orie Rechtman
President/Chairman
(Principal Executive Officer)

Date: March 18, 2026

By:	/s/ Orie Rechtman
Orie Rechtman
Chief Financial Officer
(Principal Financial Officer)

Date: March 18, 2026